FIRST INVESTORS GLOBAL FUND, INC.
                     FIRST INVESTORS GOVERNMENT FUND, INC.
                   Supplement to Prospectus dated May 1, 1995

                This supplement supersedes all prior supplements

     1. The following language should be inserted at the end of the section entitled "How To Buy Shares - Waivers of Class A Sales Charges:"

          Sales charges also will be waived for: (1) any reinvestment of the loan repayments by a participant in the First Investors 403(b) Loan Program; and (2) any reinvestment of the proceeds of the settlement distribution described in the section entitled "Management-Regulatory Matters" by a recipient of such proceeds. In addition, sales charges on Class A shares do not apply to the purchase of shares with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract or a First Investors Life Variable Annuity Fund C contract during the one-year period preceding the maturity date of the contract.

     2. The following paragraph should be added at the end of the section entitled "How To Buy Shares - Retirement Plans:"

          In addition, there is no sales charge on purchases through Qualified Plans (as the term is defined in this prospectus) with 100 or more eligible employees. A CDSC of 1.00% will be deducted from the redemption proceeds of such accounts for redemptions made within 24 months of purchase. The CDSC will be applied in the same manner as the CDSC on the Class B shares. See "Class B Shares."

     3. The table which appears in the section entitled "How To Buy Shares-Retirement Plans" is amended by deleting the last line of the table in its entirety.

     4. As of August 14, 1995, the address of the Transfer Agent as well as the New Jersey address of FIC will be as follows:

          581 Main Street
          Woodbridge, NJ  07095-1198

     5. On October 30, 1995, Clark D. Wagner, Chief Investment Officer of FIMCO, became primarily responsible for the day-to-day management of the Government Fund. Mr. Wagner joined FIMCO in 1991 as Portfolio Manager for all of First Investors municipal bond funds. As of October 30, 1995, Mr. Wagner also assumed the primary responsibility for the day-to-day management of the Government Fund and Target Maturity 2007 Fund, series of First Investors Life Series Fund and the U.S. Government and mortgage-backed securities portion of the Total Return Series of First Investors Series Fund. Prior to joining FIMCO, Mr. Wagner was a Vice President at General Electric Investment Corporation from 1988-1991, where he managed a tax exempt portfolio.


                                        December 13, 1995

FITS300